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EyeGate Pharmaceuticals, Inc.

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Your Vote Counts! EYEGATE PHARMACEUTICALS, INC. 2021 Annual Meeting Vote by June 23, 2021 11:59 PM ET EYEGATE PHARMACEUTICALS, INC. 271 WAVERLEY OAKS ROAD, SUITE 108 WALTHAM, MA 02452 D52513-P57224 You invested in EYEGATE PHARMACEUTICALS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 24, 2021. Get informed before you vote View the Form 10-k and Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 10, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote in Person at the Meeting* Point your camera here and June 24, 2021 vote without entering a 1:00 PM, EDT control number EyeGate Pharmaceuticals, Inc. 271 Waverley Oaks Road, Suite 108 Waltham, MA 02452 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.  V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: For 01) Stephen From 02) I. Keith Maher, MD 2. To approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in the For proxy statement. 3. To approve, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of our named 1 Year executive officers. 4. To ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the For fiscal year ending December 31, 2021. 5. To approve the issuance of up to 3,127,303 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) upon the conversion of shares of Series D Convertible Preferred Stock of the Company (the “Series D Preferred Stock”) issued and to be issued in connection with the Company’s acquisition of For Panoptes Pharma Ges.m.b.H. in December 2020 in accordance with Nasdaq Listing Rule 5635(a). 6. To approve an amendment to the Company’s 2014 Equity Incentive Plan to increase the maximum number of shares Forauthorizedforissuancethereunderby200,000shares. NOTE: Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D52514-P57224